UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULA 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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   NETWORK EQUIPMENT TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

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6900 Paseo Padre Parkway
Fremont, California  94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
August 8, 2008

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Network Equipment Technologies, Inc., a Delaware corporation, will be held on Friday, August 8, 2008, at 10:00 a.m., local time, at the principal offices of the Company, 6900 Paseo Padre Parkway, Fremont, California, for the following purposes:

1.

To elect Frederick D. D’Alessio and C. Nicholas Keating, Jr. as Class III Directors to serve until the 2011 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 27, 2009.

3.

To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock that the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares.

4.

To approve the 2008 Equity Incentive Plan.

5.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on June 9, 2008 are entitled to notice of and to vote at the annual stockholder meeting and at any continuation or adjournment of the annual stockholder meeting.

By order of the Board of Directors,

Fremont, California

C. Nicholas Keating, Jr.
June 23, 2008

President and Chief Executive Officer

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH IS BEING MAILED TO YOU ON OR ABOUT JUNE 23, 2008.

6900 Paseo Padre Parkway
Fremont, California  94555

PROXY STATEMENT
For the Annual Meeting of Stockholders

To Be Held
August 8, 2008

Your proxy is solicited by the Board of Directors (the “Board”) of Network Equipment Technologies, Inc. (“NET” or the “Company”), for use at the annual meeting of stockholders to be held at 10:00 a.m. on August 8, 2008 (the “Annual Meeting”), at the principal offices of the Company located at 6900 Paseo Padre Parkway, Fremont, California 94555 and at any postponement or adjournment thereof. Stockholders of record on June 9, 2008 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting.

The Company intends to mail a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to stockholders on or about June 23, 2008. As of the Record Date, there were _____________ shares of the common stock of the Company (“Common Stock”) outstanding and entitled to vote.

Voting

You are entitled to one vote for each share of Common Stock held by you. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers do have discretionary voting power on the election of Directors.

Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. The vote required for each of the proposals is described below. Broker non-votes are not counted or deemed to be present for voting purposes or represented for purposes of determining whether that matter has been approved by stockholders.

Please refer to the E-Proxy Notice for instructions on how to access your proxy to vote your shares at the Annual Meeting. Such proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures are also available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Any person giving a proxy has the power to revoke it at any time before its exercise at the Annual Meeting by following the instructions provided in the E-Proxy Notice or by attending the Annual Meeting and voting in person.

The Company will provide paper or e-mail copy of any proxy materials, including this Proxy Statement, without charge, upon written request. Requests should be sent to: Investor Relations, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation of this Proxy Statement, the preparation, assembly, printing and mailing of the E-Proxy Notice and any additional solicitation materials furnished to stockholders. The Company intends to use the services of senior management to solicit Proxies personally or by telephone, without receiving additional compensation. The Company has engaged an outside solicitor to assist in this effort, for which the Company expects to pay approximately $10,000.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Election of Directors

The Company’s Certificate of Incorporation provides for a classified board of directors. The Board is divided into three classes, designated as Class I, Class II and Class III. The current terms for each of these three classes expire at the 2009, 2010 and 2008 annual meeting of stockholders, respectively. Under the Company’s Bylaws, the Board may consist of between five and eight Directors, the exact number of Directors to be determined by the Board. The number of Directors is currently set at five.

The nominees for Class III Director are Frederick D. D’Alessio and C. Nicholas Keating, Jr. The nominees have each agreed to serve if elected, and management has no reason to believe that either of them will be unable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. D’Alessio and Keating. If any nominee becomes unwilling or unable to serve as a Director, proxies may be voted for a substitute designated by the Board. The candidates receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting will be elected Class III Directors of the Company. Abstentions and broker non-votes are not counted for the purposes of the election of Directors. The Class III Directors elected at the Annual Meeting will hold office until the annual meeting of stockholders in the year 2011 and until a successor, if any, is elected or appointed, or until death, resignation or removal.

The Board of Directors recommends a vote FOR Proposal No. 1.

Directors

Nominee for Re-Election	Age	Director Since	Class and Year Current Term Expires
Frederick D. D’Alessio	59	2005	Class III – 2008 (1)
C. Nicholas Keating, Jr.	66	2001	Class III – 2008 (1)
Other Directors
Dixon R. Doll	65	1984	Class II – 2010
David R. Laube	60	2001	Class I – 2009
(1) If re-elected, Mr. D’Alessio’s and Mr. Keating’s terms will expire in 2011.

Frederick D. D’Alessio has been a Director of the Company since January 2005. From 2002 through 2007 he served as a General Partner of Capitol Management Partners, a telecommunications consultancy. From 1971 to 2001, he held various management positions with Verizon Communications and its related entities, serving most recently as president of the Advanced Services Group for Verizon Communications, which included Verizon’s long distance, DSL and internet service provider businesses, from July 2000 to November 2001, and as group president, consumer services, for Bell Atlantic Communications from December 1998 to June 2000. Mr. D’Alessio received his Bachelor of Science degree in electrical engineering and Master of Science degree from the New Jersey Institute of Technology and holds an MBA from Rutgers University.

Dixon R. Doll has been a Director of the Company since April 1984 and became the Company’s Chairman of the Board in August 2002. He is also the Chairman of the U. S. National Venture Capital Association and serves on the Executive Committee. In December 1996, he founded Doll Capital Management, a private venture capital firm that invests in entrepreneurial companies in the information technology and communications markets, where he serves as Managing General Partner. From September 1994 to December 1996, Dr. Doll was actively engaged in venture capital activities as a private investor. Dr. Doll holds a Bachelor of Science degree in electrical engineering from Kansas State University and Master of Science and Ph.D. degrees in electrical engineering from the University of Michigan. Dr. Doll is also a director of Neutral Tandem, Inc. and several privately held companies.

C. Nicholas Keating, Jr. has been a Director of the Company since November 2001. He was appointed President and Chief Executive Officer (“CEO”) of the Company in July 2005. From October 2000 to February 2004, he served as President and CEO of IP Infusion Inc. and continued to serve on its Board of Directors until early 2005. In 1999 Mr. Keating became President and CEO of US Search.com, a web-based provider of on-line information services to corporate and professional users. From 1993 to 1998, Mr. Keating was an advisor to a number of worldwide organizations, including Integrated Telecom Technologies and Lucent Technologies. From 1987 to 1993, Mr. Keating was a Vice President and corporate officer of the Company. Mr. Keating also serves on the Board of Directors of Foundry Networks and is a Trustee of the Asian Art Museum of San Francisco. He received his BA and MA from American University and was a Fulbright scholar.

David R. Laube has been a Director of the Company since April 2001. He is currently executive in residence at the school of business at the University of Colorado Denver. Mr. Laube spent 17 years as a senior executive at U S WEST (now Qwest Communications). Over his last five years at U S WEST, Mr. Laube was the Vice President and Chief Information Officer, leading the largest Information Technologies organization in Colorado. Mr. Laube is a Phi Beta Kappa graduate of the University of Washington with a Bachelor of Arts in finance, holds an MBA from the Wharton School of Business at the University of Pennsylvania and is a CPA. In 2004, Mr. Laube was awarded an honorary doctorate by the University of Colorado.

Director Nomination

Criteria for Board Membership.  In recommending candidates for appointment or re-election to the Board, the Nominating/Corporate Governance Committee (referred to in the following discussion as the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the Directors are independent under the rules of the New York Stock Exchange (the “NYSE”), that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NYSE, that at least one member of the Audit Committee has the accounting or related financial management expertise required by NYSE rules, and that at least one member of the Audit Committee qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for Director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and the industry in which it operates, willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any of its committees. In addition, no Director may serve on more than a total of six boards of directors of public companies (including service on the Company’s Board).

Stockholder Nominees.  The Nominating Committee will consider written proposals from stockholders for nominees for Director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2009 Annual Meeting” below.

Process for Identifying and Evaluating Nominees.  In connection with each Director nomination recommendation, the Nominating Committee will consider the issue of continuing Director tenure and take appropriate steps to ensure that the Board maintains an openness to new ideas and a willingness to critically re-examine the status quo. An individual Director’s re-nomination is dependent upon such Director’s performance as evaluated by the Nominating Committee. Provided a Director’s performance has been satisfactory, the Nominating Committee will ordinarily renominate incumbent Directors who continue to be qualified for Board service and are willing to continue as Directors. At such time as candidates are required for nomination to the Board, such as if an incumbent Director is not standing for re-election, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with the other members of the Board, who will provide input to the Nominating Committee. Based on this information, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a Director and whether the committee should recommend to the Board that this candidate be appointed to fill a current opening on the Board, or presented for the approval of the stockholders, as appropriate. The Company has never received a proposal from a stockholder to nominate a Director. Although the Nominating Committee has not adopted a formal policy with respect to the evaluation of stockholder nominees, the Company expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2008 Annual Meeting.  The nominees listed in this Proxy Statement are current Directors standing for re-election and were recommended for selection by the Nominating Committee and were selected by the Board.

Board Committees and Meetings

There are currently three committees of the Board:  the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Compensation is paid and stock options are granted as set forth below to members of each committee, all of whom are non-employee Board members. Audit Committee members are Messrs. Laube (Chairperson), D’Alessio, and Doll. Compensation Committee members are Messrs. D’Alessio (Chairperson), Doll, and Laube. Nominating/Corporate Governance Committee members are Messrs. Laube (Chairperson), D’Alessio and Doll.

The purpose of the Audit Committee is to assist in the oversight by the Board of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors; and prepare the report of the Committee to be included in the Company’s annual proxy statement.

The Compensation Committee has direct responsibility to review and approve the compensation of the Company’s CEO; make recommendations to the Board with respect to non-CEO compensation, incentive-compensation, and equity-based plans; and produce an annual report on executive compensation for inclusion in the proxy statement for the Company’s annual meeting. The Compensation Committee’s processes and procedures for the consideration and determination of executive compensation are discussed in further detail under “Compensation Discussion and Analysis” below.

The purpose of the Nominating/Corporate Governance Committee is to identify individuals qualified to serve as members of the Board, recommend for selection by the Board nominees for election as Directors of the Company, evaluate the Board’s performance, develop and recommend to the Board a set of corporate governance principles applicable to the Company, and provide oversight with respect to corporate governance.

Each of the three committees operates under a written charter adopted by the Board. The charters are available at our website (www.net.com) or in print to any stockholder who requests a copy.

During the fiscal year ended March 28, 2008, the Board held nine meetings, the Audit Committee held five meetings, the Compensation Committee held five meetings and the Nominating/Corporate Governance Committee held two meetings. Each incumbent Director attended 75% or more of the aggregate number of meetings of the Board and the Committees on which he served during the fiscal year. The Board schedules regular executive sessions in which non-management Directors meet without management participation. Such meetings are presided over by the Chairman of the Board or another non-management Director designated by the Chairman of the Board. The Company encourages all Directors to attend the annual stockholder meetings, though none of our Directors were able to attend the 2007 annual meeting of stockholders.

Director Independence; Financial Experts

Messrs. D’Alessio, Doll, and Laube, have no business, commercial, legal or accounting relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has such a relationship with the Company) other than as members of the Board and holders of Company stock and stock options, and the Board has determined that each of them is “independent” within the standards of NYSE rules. There are no family relationships among executive officers and/or Directors of the Company. The Board has determined that each member of the Audit Committee meets the standards for independence of audit committee members under SEC rules, and that Messrs. Doll and Laube are each an “audit committee financial expert” as defined under SEC rules.

Communications with Directors

Persons who wish to communicate with our Directors, to report complaints or concerns related to accounting, internal accounting controls or auditing, or to make their concerns known to non-management Directors, may do so using our Whistleblower System. A complaint or concern may be submitted either online through the Whistleblower System at the Internet address www.net.com/wb, or by mail addressed to the Whistleblower Compliance Officer, c/o Legal Dept., Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Director Compensation

Non-employee Board members each receive $35,000 per year for serving on the Board, $10,000 per year for serving on the Audit Committee, and $5,000 per year for serving on each other standing committee of the Board. The Chairman of the Board receives an additional $20,000 per year for serving in that capacity, and each Committee Chairperson receives an additional $5,000 per year for serving in that capacity. Non-employee Board members are eligible for reimbursement of expenses for attending Board and Committee meetings.

Under the 1993 Stock Option Plan, non-employee Directors receive automatic stock option grants as follows:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, will receive an option to purchase 30,000 shares of Common Stock, vesting over the period of the three-year term.

Ongoing Option Grants.  On the date of each annual meeting, each non-employee Director will receive an option to purchase an additional 15,000 shares of Common Stock, vesting over the one-year period of service until the next annual meeting.

The following table shows the compensation of non-employee Directors for their services in fiscal 2008.

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Option Awards ($)(1)(2)	Total ($)
Frederick D. D’Alessio	$60,000	$72,594	$132,594
Dixon R. Doll	75,000	71,590	146,590
David R. Laube	60,000	80,597	140,597

(1)

Amounts reported do not reflect compensation actually received by the director. Instead, the dollar value shown is the compensation cost recognized in fiscal 2008 for all awards held by the Director, as calculated for financial statement reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payment,” (SFAS 123R), except that the amounts shown assume that there will be no service-based forfeitures of awards.

(2)

The aggregate grant date fair value, computed in accordance with SFAS 123R, of stock options granted to the Directors in fiscal 2008 was $77,070 for each director. At fiscal year end, the aggregate number of option awards outstanding for each Director was:  Mr. D’Alessio, 87,999 shares; Mr. Doll, 249,000 shares; and Mr. Laube, 152,334 shares.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during fiscal 2008, or any other time, an officer or employee of the Company. Mr. Keating, who was an officer of the Company from 1987 to 1993 and has been President and CEO since July 2005, served as a member of the Compensation Committee from January 15, 2002 until June 28, 2002. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of the Board or the Compensation Committee.

Code of Ethics and Corporate Governance Documents

The Company has adopted a Code of Business Conduct that applies to all Directors, officers and employees, including its principal executive officer, principal financial officer and controller. This Code of Business Conduct meets the requirements of the SEC Rules promulgated under Section 406 of the Sarbanes-Oxley Act of 2002 for a code of ethics. Our corporate governance documents, including our Corporate Governance Guidelines and our Code of Business Conduct, are available at our website (www.net.com) or in print to any stockholder who requests a copy.

Stock Ownership of Five Percent Stockholders, Directors, and Executive Officers

The following table sets forth certain information as of June 9, 2008 (except as otherwise noted), regarding ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of five percent (5%) or more of the Company’s Common Stock, (ii) each Director, including the nominees for Director, (iii) each current executive officer of the Company who is also named in the Summary Compensation Table (each, a “Named Executive Officer”), and (iv) all Directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated in the table, the address of each individual listed in the table is Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Five Percent (5%) Stockholders, Directors, Named Executive Officers, and all Directors and Executive Officers as a Group	Approximate Number of Shares	Percentage of Outstanding Shares
5% Stockholders
Kopp Investment Advisors, LLC; Kopp Holding Company, LLC; and LeRoy C. Kopp (1)	3,651,510	12.4%
Stafford Capital Management, LLC; Craig Stephens; and Pacific Management, Ltd. (2)	3,391,300	11.5%
Renaissance Technologies LLC and James H. Simons (3)	2,058,400	7.0%
Barclays Global Investors, N.A.; Barclays Global Fund Advisors; and Barclays Global Investors, Ltd (4)	1,501,059	5.1%
Directors and Executive Officers
Frederick D. D’Alessio (5)	79,415	*
Dixon R. Doll (6)	311,457	1.1%
Talbot A. Harty (7)	89,002	*
C. Nicholas Keating, Jr. (8)	326,254	1.1%
Gary L. Lau (9)	199,737	*
David R. Laube (10)	163,416	*
John F. McGrath, Jr. (11)	302,913	1.0%
Frank Slattery (12)	203,115	*
All Executive Officers and Directors as a group (8 persons) (13)	1,675,309	5.7%

* Represents less than 1% of the outstanding shares.

(1)

This information was acquired from publicly available information filed with the SEC as of May 30, 2008. Based on this filing, Kopp Investment Advisors, LLC has sole voting power as to 3,511,510 shares listed, which constitute 12.0% of the outstanding Common Stock, and shared dispositive power as to 1,907,510 of such shares.  Kopp Holding Company, LLC reports indirect beneficial ownership of 3,511,510 shares listed, but no voting or dispositive power as to any of such shares. LeRoy C. Kopp reports beneficial ownership of all the  shares listed and sole dispositive power as to 1,744,000 of such shares. The address for these entities is c/o Kopp Investment Advisors, LLC, 7701 France Avenue South, Suite 500, Edina, MN 55435.

(2)

This information was acquired from publicly available information filed with the SEC as of February 13, 2008. Based on this filing, Stafford Capital Management, LLC (“SCM”) has sole voting and dispositive power as to all the shares listed. SCM reports 2,482,025 shares are held in investment advisory client accounts, and 71,100 shares are held in a family trust for benefit of an SCM officer. Craig Stephens files jointly with SCM and reports beneficial ownership of 706,000 of the shares listed, including sole voting and dispositive power as to such shares.  Pacific Management, Ltd. also files jointly with SCM and reports sole voting and dispositive power as to 132,175 of the shares listed, which are owned by Pacific Asset Partners.  Pacific Management, Ltd. is the registered Advisor for Pacific Asset Partners and disclaims beneficial ownership as to such 132,175 shares except to the extent of its pecuniary interest therein. The address for these entities is: Stafford Capital Management, Two Embarcadero Center, Suite 1340, San Francisco, CA  94111.

(3)

This information was acquired from publicly available information filed with the SEC as of February 13, 2008. Based on this filing, Renaissance Technologies LLC and James H. Simons each have sole voting power as to 2,051,200 shares, which constitute 7.0% of the outstanding Common Stock, and sole dispositive power as to all of the shares listed. The address for Renaissance Technologies LLC and James H. Simons is 800 Third Avenue, New York, NY 10022.

(4)

This information was acquired from publicly available information filed with the SEC as of February 6, 2008. Based on this filing, Barclays Global Investors, NA has beneficial ownership of 700,898 shares, with sole voting power as to 668,717 of such shares and sole dispositive power as to all such shares; Barclays Global Fund Advisors has beneficial ownership of 772,183 shares, with sole voting power as to 548,006 of such shares and sole dispositive power as to all such shares; and Barclays Global Investors, Ltd has beneficial ownership of 27,978 shares, with no voting power as to any such shares and sole dispositive power as to all such shares.  The address for Barclays Global Investors N.A. and Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, CA  94105. The address for Barclays Global Investors, Ltd is Murray House, 1 Royal Mint Court, London, EC3N 4HH, United Kingdom.

(5)

Consists of 79,415 shares issuable under options exercisable within 60 days of the Record Date.

(6)

Includes 184,860 shares issuable under options exercisable within 60 days of the Record Date. Also includes 4,800 shares owned by International Synergies, Ltd., a corporation in which Dr. Doll has a beneficial interest.

(7)

Includes 77,350 shares issuable under options exercisable within 60 days of the Record Date.

(8)

Includes 272,000 shares issuable under options exercisable within 60 days of the Record Date.

(9)

Includes 190,575 shares issuable under options exercisable within 60 days of the Record Date.

(10)

Includes 138,416 shares issuable under options exercisable within 60 days of the Record Date.

(11)

Includes 284,375 shares issuable under options exercisable within 60 days of the Record Date.

(12)

Includes 191,375 shares issuable under options exercisable within 60 days of the Record Date.

(13)

Includes 1,418,366 shares issuable under options exercisable within 60 days of the Record Date. See notes (5) through (12) above.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table sets forth information regarding the compensation earned by the Company’s CEO, chief financial officer (“CFO”), and other executive officers during fiscal 2008 and fiscal 2007, all of whom were serving in such capacities at the end of fiscal 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation (2)	Total (3)
C. Nicholas Keating, Jr. President and Chief Executive Officer	2008	$414,712	$ —	$64,115	$366,830	$ —	$43,517 (4)	$889,174
	2007	400,000	40,000	57,888	81,936	—	37,598	617,422
Talbot A. Harty Vice President & General Manager, Voice & Mobility Solutions	2008	249,808	25,000	16,029	84,061	—	4,271	379,169
	2007	240,000	24,000	14,472	22,734	—	3,160	304,366
Gary L. Lau Senior Vice President, Federal Sales	2008	204,904	—	16,029	48,148	191,699	10,984	471,764
	2007	200,000	—	14,472	23,718	417,425	10,627	666,242
John F. McGrath, Jr. Vice President and Chief Financial Officer	2008	274,808	80,000 (5)	24,043	145,948	—	9,066	533,865
	2007	265,000	26,500	21,708	84,835	—	10,136	408,179
Frank Slattery Vice President and General Counsel	2008	224,808	72,500 (5)	16,029	144,085	—	9,224	466,646
	2007	215,000	21,500	14,472	79,929	—	9,178	340,079

(1)

Amounts reported as the dollar value of stock and option awards do not reflect compensation actually received by the Named Executive Officer. Instead, the amount reported is the compensation cost recognized for financial statement reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” (SFAS 123R), except that the amounts shown assume that there will be no service-based forfeitures of awards. The material terms of the Company’s plans are described, in accordance with the requirements of SFAS 123R, in a footnote to the Company’s financial statements, which are included in the Company’s Form 10-K filed on May 29, 2008. See Note 11:  “Stock-based Compensation.” This information is incorporated herein by reference.

(2)

Includes the Company’s contributions to the Company’s 401(k) plan of up to $3,500 per year, an automobile allowance, reimbursement for financial advisory services of up to $2,500 per year, and, for Mr. Keating, reimbursement for rental of a local apartment. Also includes premiums for supplemental group life insurance in the amounts, in fiscal 2008 and fiscal 2007, respectively of: $15,057 and $9,138 for Mr. Keating; $771 and $660 for Mr. Harty; $2,684 and $2,327 for Mr. Lau; $766 and $736 for Mr. McGrath; and $924 and $878 for Mr. Slattery.

(3)

See note (1) regarding the dollar value of awards included in the total.

(4)

The amount shown for Mr. Keating in fiscal 2008 consists of the premium for supplemental group life insurance stated in note (2) above, $17,760 for rental of a local apartment, $7,200 in automobile allowance; and a $3,500 contribution to the Company’s 401(k) plan.

(5)

The bonuses to Mr. McGrath and Mr. Slattery in fiscal 2008 each include a $50,000 retention bonus paid in July 2007 for remaining in the Company’s service for the preceding 12 months.

GRANTS OF PLAN-BASED AWARDS

The following table shows all plan-based awards granted to the Named Executive Officers in fiscal 2008.

Name	Grant Date	All Other Stock Awards: No. of Shares of Stock	All Other Option Awards: No. of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(1)
C. Nicholas Keating, Jr.	5/7/07	—	140,000 (2)	$10.75	$813,848

Talbot A. Harty	5/7/07	—	50,000 (2)	$10.75	$290,660

Gary L. Lau	5/7/07	—	30,000 (2)	$10.75	$174,396

John F. McGrath, Jr.	5/7/07	—	30,000 (2)	$10.75	$174,396

Frank Slattery	5/7/07	—	30,000 (2)	$10.75	$174,396

(1)

The assumed grant date fair value of the equity awards was calculated in accordance with SFAS 123R.

(2)

Vests over four years, with 25% vesting one year from the grant date and the balance vesting monthly on a pro rata basis thereafter.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of the end of fiscal 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested (1)
	Exercisable	Unexercisable
C. Nicholas Keating, Jr.						5,000	$32,150
	3,000	—		$5.37	4/16/2012
	16,000	—		$3.40	8/13/2012
	4,000	—		$8.34	8/12/2013
	1,000	—		$7.08	5/18/2014
	8,000	—		$6.71	8/10/2014
	100,000	—		$4.55	7/25/2015
	73,333	146,667	(2)	$5.43	10/30/2016
	—	140,000	(2)	$10.75	5/7/2017

Talbot A. Harty						1,250	$8,038
	33,000	—		$10.36	11/10/2013
	7,000	—		$6.91	7/19/2014
	4,433	—		$4.69	8/1/2015
	11,167	—		$4.59	10/11/2015
	4,666	9,334	(2)	$5.43	10/30/2016
	—	50,000	(2)	$10.75	5/7/2017

Gary L. Lau						1,250	$8,038
	900	—		$10.25	10/16/2008
	1,000	—		$7.50	4/19/2009
	2,300	—		$10.06	6/24/2009
	4,000	—		$8.81	9/23/2009
	2,500	—		$10.19	3/29/2010
	20,000	—		$9.25	11/9/2010
	500	—		$3.52	4/17/2011
	50,000	—		$5.79	3/25/2013
	50,000	—		$6.71	8/10/2014
	50,000	—		$4.69	8/1/2015
	—	30,000	(2)	$10.75	5/7/2017

John F. McGrath, Jr.						1,875	$12,056
	50,000	—		$3.00	11/19/2011
	10,000	—		$3.63	7/16/2012
	35,000	—		$5.79	3/25/2013
	40,000	—		$6.71	8/10/2014
	40,000	—		$4.69	8/1/2015
	79,166	20,834	(3)	$3.16	7/31/2016
	—	30,000	(2)	$10.75	5/7/2017

Frank Slattery						1,250	$8,038
	90,000	—		$6.85	2/10/2013
	33,625	—		$6.71	8/10/2014
	8,375	—		$4.69	8/1/2015
	29,166	20,834	(3)	$3.16	7/31/2016
	—	30,000	(2)	$10.75	5/7/2017

(1)

The market value is based on the market price of the Common Stock on March 28, 2008, which was $6.43 per share.

(2)

Vests over four years, with 25% vesting one year from the grant date and the balance vesting monthly on a pro rata basis thereafter.

(3)

Vests over two years, with 50% vesting one year from the grant date and the balance vesting monthly on a pro rata basis thereafter.

OPTION EXERCISES AND STOCK VESTED

The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Named Executive Officers during fiscal 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
C. Nicholas Keating, Jr.	—	—	20,000	$204,900
Talbot A. Harty	20,000	$104,143	5,000	$51,225
Gary L. Lau	88,210	$423,539	5,000	$51,225
John F. McGrath, Jr.	50,000	$409,522	7,500	$76,838
Frank Slattery	60,000	$437,212	5,000	$51,225

Employment Contracts; Change in Control Arrangements

Each of the Company’s executive officers, including Mr. Keating, has an agreement with the Company that provides for immediate vesting of all the executive officer’s outstanding stock options and restricted stock in the event of the officer’s termination of employment within one year after a “corporate transaction” or “change of control,” as those terms are defined in the 1993 Option Plan. Under these agreements, termination of employment includes either termination by the Company for reasons other than cause or disability, or resignation by the officer for certain “good reasons,” including a material reduction or alteration in authority, status or responsibility; a material reduction in base compensation; or relocation of the principal place of work. The change of control agreements with Messrs. Keating, Harty, McGrath and Slattery further provide that, upon a termination under such circumstances, the Company will provide to the officer a severance payment equal to one year’s base salary, and will pay the premiums for the officer’s medical, dental, life and disability insurance for one year following the date of termination of employment, subject to execution and delivery by the officer of the Company’s standard form of release.

If the triggering event had taken place at the end of the last fiscal year, the executive officers would have received the following benefits:

	Severance	Potential Acceleration of Unvested Stock Options (1)	Potential Acceleration of Unvested Restricted Stock (2)
C. Nicholas Keating, Jr.	$415,000	$146,667	$32,150
Talbot A. Harty	$250,000	$9,334	$8,038
Gary L. Lau	—	—	$8,038
John F. McGrath, Jr.	$275,000	$68,127	$12,056
Frank Slattery	$225,000	$68,127	$8,038

(1)

The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $6.43 per share, the market price of the Common Stock at the end of fiscal 2008.

(2)

The value of the unvested and accelerated restricted stock is $6.43 per share, the market price of the Common Stock at the end of fiscal 2008.

Equity Compensation Plan Information

The following table sets forth information as of March 28, 2008 with respect to the equity compensation plans under which Common Stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	2,319,314	$6.7921	614,869
Equity compensation plans not approved by security holders (2)	2,892,032	$8.5833	964,638
Total	5,211,346		1,579,507
(1) 1993 Option Plan. Does not include shares authorized under the 1998 Employee Stock Purchase Plan, which the Board of Directors has suspended. (2) 1997 Stock Option Program.

The Company’s plans are described, in accordance with the requirements of the Statement of Financial Accounting Standards No. 123R, in a footnote to the Company’s financial statements, which are included in the Company’s Form 10-K filed on May 29, 2008. See Note 11:  “Stock-based Compensation.” This information is incorporated herein by reference.

Certain Relationships and Related Transactions

There were no transactions involving the Company and any related person during fiscal 2008, and there were no such transactions pending as of the date of this Proxy Statement.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Under the securities laws of the United States, the Company’s Directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report initial ownership of the Common Stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their fiscal 2008 transactions, and (ii) the written representations received from one or more of such persons, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors and 10% beneficial owners for fiscal 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Company’s executive compensation programs are administered by the Compensation Committee of the Board. No member of the Compensation Committee was at any time during fiscal 2008, or any other time, an executive officer of the Company.

Objectives of the Company’s Executive Compensation Program

The Company’s executive compensation programs are intended to meet the following objectives:

•

aid in attracting and retaining executive officers with competitive total compensation packages that take into account compensation practices of competing companies;

•

provide incentives to executive officers to achieve high levels of individual and Company performance;

•

help to provide an environment throughout the Company of goals and rewards for performance; and

•

align the financial interests of executive officers with those of stockholders by providing equity-based, long-term incentives.

What the Compensation Program is Designed to Reward

The Company’s executive compensation program is designed to reward the success of our executive officers, primarily as a management team, in attaining key operating objectives, such as growth in revenues and earnings, and ultimately an increased market price for our common stock. Our programs are geared for short- and long-term performance with the goal of increasing stockholder value over the long term.

In general, cash compensation components, particularly those that are incentive-based, are intended to award both corporate-wide and individual performance. In rewarding corporate-wide performance, our intent is to ensure that each executive officer works toward accomplishing the corporate-wide factors for the Company’s success. In rewarding individual performance, our intent is to ensure that rewards are only given to individuals who personally contribute to the Company’s success. We may also provide rewards, either to executive officers as a group or individually, for specifically identified goals and objectives. For sales personnel, including at the executive level, most incentive compensation is in the form of sales commissions, intended to reward sales bookings and revenue.

Equity awards inherently provide reward for an increase in stockholder value, as the value of the awards increases directly with increases in the market price for our common stock. Aside from this inherent characteristic, we have generally not made the vesting of equity awards dependent on performance, but vesting of equity awards is generally time-based, requiring that the executive officer remain with the Company and continue to build stockholder value.

Elements of Compensation and Why Each Element is Paid

There are three primary components to the Company’s executive officer compensation: 1) base salary; 2) incentive cash compensation; and 3) equity awards.

•

Base Salary.  The Committee believes that paying a competitive base salary is an essential element in recruiting and retaining talented personnel. Base salaries are evaluated annually for all executive officers, including the CEO. The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, and the compensation levels at companies that compete with the Company for business and executive talent. The Company’s performance does not play a large role in the determination of base salary, except to the extent that poor financial performance may limit the Company’s ability to increase salaries and strong financial performance will tend to move the Company into higher brackets of comparable-company size. The base salary for executive officers is targeted at the fiftieth (50th) percentile of salaries for comparable positions in companies that compete with the Company for executive talent. The target for individual positions may be adjusted up or down, as the Committee deems appropriate, for the value of the individual’s experience, performance and skill set, and to provide some relative consistency among the officers.

•

Incentive Cash Compensation.  The Company’s executive officers along with all employees are eligible to participate in the Company’s incentive compensation programs, which the Company uses to encourage high levels of performance and to focus employees’ efforts on identified goals and objectives. In recent years, the Company has not implemented any formal bonus plans, but, for employees who are not on a compensation program based on sales commissions or defined objectives, it has adopted guidelines, based on Company performance, for discretionary cash bonuses. The guidelines provide for bonuses based on certain financial goals, such as revenue, profitability and cash balances. Payment of individual awards may also be based on individual performance. Sales personnel, including sales executives, participate in commission-based compensation programs. Mr. Lau receives commissions based on total bookings and revenue derived under his supervision. These commissions typically represent a material part of his overall cash compensation package, and the Committee believes it is appropriate and comparable to those received by similarly situated sales officers of high technology companies of comparable size and market capitalization. In addition to the broad-based incentive programs described above, the Committee has from time to time approved special bonus incentives for particular officers, generally in connection with specific projects.

•

Equity Awards.  The Company grants stock options and restricted stock awards to executive officers, which provide them with incentives to maximize stockholder value and manage the Company from the viewpoint of our stockholders by providing the executive officers with an equity stake in the Company. Awards under the plan can also take the form of stock appreciation rights, though the Company has not used that provision and has no plans to do so. The Committee typically grants stock options to newly hired officers and uses a combination of stock options and restricted stock as a supplemental form of equity incentive in each year of subsequent employment. In determining the number of shares awarded to executive officers, as well as the associated vesting schedules, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of option shares held by the officer that are subject to vesting, and the vesting schedules and exercise prices of such shares or options. In addition, the Committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience and value to the Company. The Committee generally does not give significant weight to prior awards that are fully vested, as they do not provide as significant a retention incentive. The Committee has established general guidelines for making equity awards to executive officers based upon the above factors; however, the Committee does not strictly adhere to these guidelines and may vary the size of the award made to an executive officer as circumstances warrant.

The Company’s practices for the timing of stock option awards require that the exercise price of any option not be set until all required action has occurred for the option to be effective. The Committee also generally attempts to avoid the grant of stock options at times that the Committee has, or may reasonably be expected to have, material non-public information regarding the Company, such as during the end of a fiscal quarter or thereafter until financial results for the quarter have been disclosed, but the Committee does not have a formal policy against doing so.

The Company does not have stock ownership guidelines. The Company’s insider trading policies prohibit short sales of the Company’s Common Stock.

Executive officers also participate in our other benefit plans on the same terms as our other employees.  These plans include medical and dental insurance, life and disability insurance, and Company contributions to each participating employee's 401(k) plan.  There are no benefits available to executives that are not available to other eligible employees, except that we do maintain severance and change of control arrangements with some of our executive officers, as described above in the section entitled “Employment Contracts; Change in Control Arrangements,” and we may also offer automobile allowances and reimbursements for financial advisory services. We offer these benefits to attract and retain executives.

Determinations of Amounts for Each Element

In setting the compensation levels of the executive officers, including the CEO, the Compensation Committee works with the Company’s Human Resources Department, which reports to the CFO. In fiscal 2008, the Committee also retained Olivieri & Associates as an outside consultant to provide them with compensation surveys and other competitive data. Competitive data focuses on the Company’s direct competitors as well as networking companies generally in the Silicon Valley where the Company is headquartered. In setting the compensation for other executive officers, the CEO makes recommendations to the Compensation Committee supported by the information provided by the Human Resources Department and the outside consultant. The Compensation Committee makes all final decisions regarding executive compensation and acts in its sole discretion, except that the other independent Directors participate in decisions regarding CEO compensation.

Executive management is not involved in making recommendations for Mr. Keating’s compensation as CEO, but the Company’s Human Resources Department and its outside consultant provide the same types of compensation surveys and other competitive data as for the other officers, and the outside consultant may make recommendations to the Committee. The Committee considers this data and other factors that may include the financial performance of the Company and Mr. Keating’s success in meeting strategic goals.

The Committee does not have a policy for allocating target compensation among the various elements in any particular ratio, but generally attempts to provide an allocation similar to that used by the other companies with whom the Company competes for executive talent.

For fiscal 2008, the Committee compared the base salaries of executive officers with benchmark data from Radford Surveys for networking and telecommunications companies in Northern California with annual revenues of approximately $100 million and such companies with annual revenues of approximately $200 million. Following this review, the Committee increased the base salaries of the executive officers by two to five percent, in order to maintain them above the 50th percentile of the $100 million companies and raise them closer to the 50th percentile of the $200 million companies. Effective as of May 2008, the base salaries of Messrs. Harty and Slattery were further increased, to $265,000 for Mr. Harty and $235,000 for Mr. Slattery.

In May 2007, after reviewing the number of vested and unvested shares of stock options and restricted stock held by the executive officers, and the vesting schedules and exercise prices of such options or shares, and considering the executive officers’ responsibilities, experience and value to the Company, the Committee made supplemental grants of stock options as set forth above in the table entitled “Grants of Plan-Based Awards,” primarily to increase the retention incentives for the executive officers.

For Gary L. Lau, Senior Vice President, Federal Sales, the Committee approved a commission plan based on the level of product bookings and revenue for the Federal Government business, under which he received amounts as set forth in the compensation tables above.

With regard to bonuses for non-sales executives, the Committee initially approved, early in fiscal 2008, certain guidelines for discretionary bonuses based on the Company achieving or exceeding financial targets for fiscal 2008 for revenue, operating income, and cash balances, with the payout of any bonuses dependent on satisfactory individual performance. Under the guidelines, the amount of bonus was to be determined as a percentage of base salary. Early in the third quarter, however, the Committee withdrew these guidelines as to officers of the Company, while leaving them in place for non-officer employees. The Committee felt that it would be more appropriate to allow for the use of a broader range of discretionary factors in determining bonuses for officers, and to retain greater flexibility in the structuring of bonus awards. At the end of the year, the Committee considered the Company’s financial performance for the year, including particularly revenue growth and profitability, and the individual accomplishments of each officer in determining bonus amounts. In order to achieve greater retention value for the Company, the Company paid reduced cash bonuses to the officers for their fiscal 2008 performance, and then issued the officers an amount of restricted stock. Mr. Keating received restricted stock in lieu of any cash bonus for fiscal 2008 performance. Messrs. Harty, McGrath and Slattery received approximately one-half the total amount of cash that might otherwise have been paid for fiscal 2008 performance, and received restricted stock in lieu of additional cash amounts. The amounts of the cash bonuses paid for fiscal 2008 performance are set forth in the Summary Compensation Tables above. Each of the foregoing grants of restricted stock vests in quarterly increments over one year. In July 2007, pursuant to agreements entered into in the prior fiscal year, the Company made payment of retention bonuses to Messrs. McGrath and Slattery, as set forth in the Summary Compensation Table above.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”) limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to executive officers named in the Summary Compensation Table in a taxable year. Compensation above $1 million may be deducted if it is “performance based” within the meaning of the Code. The Compensation Committee currently believes that the Company should be able to manage its executive compensation program so as to preserve the related federal income tax deductions, although individual exceptions may occur.

Accounting Matters

The Committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and bonuses as expenses in the amount paid, or to be paid, to the executive officers. Accounting rules also require us to record an expense in our financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with SFAS 123R. The Committee believes, however, that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them. We currently amortize compensation expense associated with equity awards over the award’s requisite service period and establish fair value of equity awards in accordance with applicable accounting standards.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Report on Form 10-K for the fiscal year ended March 28, 2008.

Compensation Committee Members

Frederick D. D’Alessio, Chairperson
Dixon R. Doll
David R. Laube

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for appointing and determining the compensation of the independent auditors to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies. Each of the members of the Audit Committee is independent, as defined under the current listing standards of the NYSE and the standards for independence of audit committee members under current SEC rules. The Audit Committee operates under a written charter prepared by the Audit Committee and adopted by the Board of Directors. Management of the Company has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the U.S.

In this context and in connection with the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•

reviewed and discussed the audited consolidated financial statements with the Company’s management;

•

discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other things, (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants’ conclusions regarding the reasonableness of those estimates; and (iv) disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements;

•

met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•

reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence; and

•

instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal 2008 be included in the Company’s Annual Report on Form 10-K for the year ended March 28, 2008, for filing with the SEC, and the Board of Directors approved such inclusion.

Audit Committee Members

David R. Laube, Chairperson
Frederick D. D’Alessio
Dixon R. Doll

Relationship with Independent Registered Public Accounting Firm

Deloitte & Touche LLP and its predecessors have acted as the Company’s independent auditors since the Company’s inception. In accordance with standard policy, Deloitte & Touche LLP periodically changes the individuals who are responsible for the Company’s audit.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal 2008 and 2007.

	2008	2007
Audit fees (1)	$836,754	$831,088
Audit-related fees (2)	328,890	—
Tax fees (3)	17,440	8,292
Total	$1,183,084	$839,380

(1)

Audit fees are for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements and audit services provided in connection with statutory or regulatory filings (“Financial Audit”) and in connection with the audit of the Company’s internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 (“404 Audit”).

(2)

Audit-related fees are for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Audit-related fees in fiscal 2008 were related to the acquisition of Quintum Technologies, Inc. and the issuance of convertible senior notes, both of which were completed in December 2007.

(3)

Tax fees consisted primarily of tax compliance consultations and preparation of international tax returns.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the audit committee is informed about each service, and the policies and procedures do not result in the delegation of the audit committee's authority to management.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending March 27, 2009. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

Deloitte & Touche LLP has audited the Company’s financial statements since inception. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3 – INCREASE IN AUTHORIZED COMMON STOCK

Our Restated Certificate of Incorporation currently authorizes us to have 50,000,000 shares of common stock. The Board of Directors has approved an amendment to Article IV of our Restated Certificate of Incorporation to increase the authorized common stock to 75,000,000 shares of common stock. Although the Company has no current plans to issue any additional shares of common stock, other than under its employee stock plans, we continuously evaluate potential acquisition, financing, and other corporate opportunities, some of which may require the issuance of our common stock. This proposal would not affect the validity or status of any currently outstanding shares of common stock. If this proposal is approved by our stockholders, we plan to file with the Secretary of State of the State of Delaware a Certificate of Amendment to our Restated Certificate of Incorporation substantially in the form attached to the proxy statement as Annex A.

Of the 50,000,000 currently authorized shares of common stock, as of March 28, 2008, the following shares were issued and outstanding or reserved for future issuance:

Shares outstanding	29,248,161
Reserved under stock-based incentive plans
Subject to outstanding awards	5,211,346
Available for future grant	1,579,507
Reserved for conversion of securities
7 1/4% debentures	784,317
3 3/4% debentures	6,236,356
Total	43,059,687

The Board of Directors believes that an increase in the number of shares of authorized common stock would benefit stockholders in that it would give the Company needed flexibility in its corporate planning and enable the Company to act quickly in response to opportunities that may arise including possible acquisition and financing transactions. The increase would also facilitate common stock splits or dividends, although the Company has no current plans for a stock split or dividend.

Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized will be issued without further authorization by vote or consent of the stockholders and on such terms and for such consideration as may be determined by the Board of Directors.

The affirmative vote of a majority of the shares of common stock of the Company outstanding as of the Record Date will be required to approve the above described amendment to our Restated Certificate of Incorporation.

The Board of Directors recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4 – APPROVAL OF 2008 EQUITY INCENTIVE PLAN

The Board believes that a competitive equity compensation plan is critical if the Company is to recruit and retain high quality officers, employees, consultants and Directors. The 2008 Equity Incentive Plan is intended to replace the existing 1993 Option Plan and 1997 Stock Option Program (the “Expiring Plans”), which will expire on August 10, 2008, although the Company will terminate the Expiring Plans immediately upon approval of the 2008 Equity Incentive Plan. Upon termination of the Expiring Plans, all shares available for future grants of awards will be terminated. In order for the Company to continue to recruit and retain qualified persons to serve in such positions, the Board is recommending approval of the 2008 Equity Incentive Plan.

Background Regarding the 2008 Equity Incentive Plan

The Company uses stock options and other equity awards to recruit and retain well-qualified individuals to serve as officers, employees, consultants and Directors of the Company. Accordingly, the Company must be in a position to offer such persons compensation packages that are tied, in part, to an increase in the return on equity to stockholders. The 2008 Equity Incentive Plan provides for grants of stock options, stock awards, and other equity awards to officers, employees, consultants, and Directors of the Company. The Company believes that without the 2008 Equity Incentive Plan, the Company is at a disadvantage in its recruitment and retention of well-qualified personnel.

We believe that approval of the 2008 Equity Incentive Plan will:

1. Help us retain and attract top talent.  We operate in a very competitive high-technology market. In order to be successful, we must continually develop, have manufactured, market, sell, service and support the complex hardware and software that make up our product lines, and must provide quality administrative support to the business. As such, a key to our future success is our ability to maintain and further develop the skilled, specialized work force capable of supporting this requirement. We believe our practice of granting stock options and other stock awards has been a strong contributor in securing talent in the U.S. and certain foreign countries and approval of the 2008 Equity Incentive Plan will position us to continue to attract and retain the skilled workforce that we need.

2. Focus employees on the enhancement of stockholder value.  Equity awards link the opportunity to receive competitive levels of compensation with enhancement of stockholder value. Consequently we believe it is important that a portion of the compensation available to our key employees in the U.S. and certain foreign countries consist of such awards to focus our employees on increasing the return to stockholders. The 2008 Equity Incentive Plan will enable us to continue to use our equity as an important element of compensation.

3. Adopt features that are responsive to stockholder concerns regarding employee equity plans.  Since the adoption of the Expiring Plans, there have been numerous developments with regard to the best practices for employee equity plans. Some of these have been previously incorporated into the Expiring Plans by amendment, including the requirement for stockholder approval of any action that would cancel outstanding options and grant in substitution new options with a different exercise price. The 2008 Equity Incentive Plan also prohibits cancellation of outstanding options or stock appreciation rights in exchange for an award with an exercise price less than the exercise price of the original award. In addition, the 2008 Equity Incentive Plan will: (a) account for the higher cost of full value awards by including a flexible share provision where full value awards will be deducted from the share pool at a rate of 1.5 shares, (b) count the number of shares deducted from the share pool for stock appreciation rights on the basis of the gross number of shares exercised and not the net number of shares delivered, and (c) impose a maximum term of seven years for stock options and stock appreciation rights.

Executive Summary

The following is an executive summary of the key terms of the 2008 Equity Incentive Plan:

•

The 2008 Equity Incentive Plan is intended to replace both of the Expiring Plans. As of March 28, 2008, there were options outstanding for 5,211,346 shares of common stock and 91,809 non-vested shares of restricted stock outstanding under the Expiring Plans (collectively, “Outstanding Awards”). Under the 2008 Equity Incentive Plan, the Company will be authorized to issue up to 1,200,000 shares of common stock, less any shares that are issued under the Expiring Plans after March 28, 2008, plus any shares subject to Outstanding Awards that are forfeited or cancelled at any time after March 28, 2008.

•

All awards besides stock options and stock appreciation rights, will count against the total number of shares issuable under the plan at a rate of 1.5 shares for each share subject to award. Shares returned to the plan upon forfeiture or cancellation of outstanding awards shall be counted in the same manner.

•

Shares subject to stock appreciation rights will count against the total number of shares issuable under the plan on the basis of the gross number of shares exercised and not the net number of shares delivered.

•

Options must have a price not less than 100% of the fair market value at the date of grant, or, in the case of an employee who at the time of grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any subsidiary of the Company, no less than one hundred ten percent (110%) of the fair market value at the date of grant. This limitation does not apply to options issued in substitution or conversion of options of an acquired entity.

•

Stockholder approval is required for any cancellation of outstanding options or stock appreciation rights in exchange for an award with an exercise price less than the exercise price of the original award.

•

Stock awards and stock appreciation awards have a maximum term of seven years.

•

Awards vest over a period established at the time of grant. Unless otherwise determined by the administrator, awards are subject to forfeiture if employment or services are terminated prior to vesting. Until vested, the shares subject to stock awards cannot be transferred, but have the same cash dividend and voting rights as other common stock and are considered as issued and outstanding. However, holders of stock units issued under the 2008 Equity Incentive Plan shall not be entitled to receive dividend payments as if he or she were an actual stockholder of the Company.

•

The 2008 Equity Incentive Plan contains certain provisions that would allow the Company to take a tax deduction for U.S. tax purposes under Section 162(m) of the Internal Revenue Code for income realized from an award granted to one of our executive officers. Among these provisions are criteria for performance-based compensation, under which payment of the value of an award is contingent upon achievement of qualifying performance goals.  The 2008 Equity Incentive Plan permits the Company to issue awards incorporating performance objectives and provides that these performance objectives may be based upon either achievement in terms of absolute targets or increase (or in appropriate cases, decrease) in cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); earnings or earnings per share; stock price; return on equity or average stockholders’ equity; total stockholder return; return on capital; return on assets or net assets; return on investment; revenue or growth in revenue; income or net income; operating income or net operating income, in aggregate or per share; operating profit or net operating profit; operating margin; return on operating revenue; market share; contract awards or backlog; overhead or other expense reduction; growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; credit rating; strategic plan development and implementation; improvement in workforce diversity; growth of operating income or net income; efficiency ratio, ratio of nonperforming assets to total assets, and such other similar criteria as may be determined by the Committee.

Description and Full Text of the 2008 Equity Incentive Plan

The terms of the 2008 Equity Incentive Plan are described in Annex B and the full text is provided in Annex C.

New Plan Benefits

The number of shares that will be received or allocated under the 2008 Equity Incentive Plan is not determinable. Other than automatic awards pursuant to any program adopted under the Plan for non-discretionary grants to non-employee Directors, awards under the plan are fully discretionary. The Board has adopted such a program under the 2008 Equity Incentive Plan with the same provisions as currently in effect under the Expiring Plans. The number of shares issued under the program for automatic awards to non-employee Directors will depend on whether any new Directors are appointed and the total number of non-employee Directors on the Board. If the 2008 Equity Incentive Plan had been in effect during fiscal 2008, then an aggregate of 45,000 option shares would have been issued to the non-employee Directors as a group during the fiscal year.

Required Vote; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required for approval of the 2008 Equity Incentive Plan.

The Board of Directors recommends a vote FOR Proposal No. 4.

FORM 10-K

The company will mail without charge, upon written request, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 28, 2008, including the financial statements, schedules, and list of exhibits. Requests should be sent to:  Investor Relations, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA  94555.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of stockholders that are intended to be presented at the Company’s annual meeting of stockholders to be held in 2009 (the “2009 Annual Meeting”) must be received by the Company no later than February 20, 2009 in order to be included, if appropriate, in the proxy statement and proxy relating to the 2009 Annual Meeting.

In addition, pursuant to the Company’s bylaws, in order for any stockholder to propose any business (including nominations for Director) at an annual stockholder meeting, such stockholder is required to provide the Company with advance written notice at least 60 days prior to such meeting (no later than June 11, 2009, assuming the 2009 Annual Meeting is held on August 11, 2009). The notice must contain certain information regarding such stockholder (and any nominee for Director), any arrangements between the stockholder and the nominee, and any other information regarding such nominee or each matter of business proposed by the stockholder that would be required to be disclosed in a Proxy Statement filed with the SEC for solicitations of proxies to approve such proposed business.

Any such proposals or notices should be directed to the attention of the Corporate Secretary, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA  94555.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

By order of the Board of Directors,

C. Nicholas Keating, Jr.
June 23, 2008

President and Chief Executive Officer

Annex A

FORM OF CERTIFICATE OF AMENDMENT

to the Restated Certificate of Incorporation of

Network Equipment Technologies, Inc.,

a Delaware Corporation

Network Equipment Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”) (the “corporation”) hereby certifies as follows:

1.

The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on October 7, 1986.

2.

A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 7, 1996.

3.

Pursuant to Section 242 of the General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and the stockholders of Network Equipment Technologies, Inc.

4.

Article IV, paragraph (A) of the Restated Certificate of Incorporation is hereby amended to read as follows:

“IV

A.

Classes of Stock.  This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the corporation is authorized to issue is eighty million (80,000,000) shares.  Seventy-five million (75,000,000) shares of Common Stock shall have a par value of $.01 per share.  Five million (5,000,000) shares of the Preferred Stock shall have a par value of $.01 per share.”

IN WITNESS WHEREOF, the corporation has caused this certificate of amendment to the Restated Certificate of Incorporation to be executed by its authorized officer.

NETWORK EQUIPMENT TECHNOLOGIES, INC.

Annex B

DESCRIPTION OF THE
2008 EQUITY INCENTIVE PLAN

The terms and provisions of the 2008 Equity Incentive Plan (the “Plan”) are summarized below. This summary does not purport to be complete and is qualified in its entirety by the Plan incorporated as Annex C to this Proxy Statement.

The 2008 Equity Incentive Plan is intended to replace the existing 1993 Option Plan and 1997 Stock Option Program (the “Expiring Plans”), which will expire on August 10, 2008, although the Company will terminate the Expiring Plans immediately upon approval of the 2008 Equity Incentive Plan.

The number of shares of common stock that may be sold or issued under the 2008 Equity Incentive Plan is 1,200,000, reduced by the number of shares granted or subject to awards granted under the Expiring Plans after March 28, 2008. In calculating the number of shares issued under the 2008 Equity Incentive Plan, shares subject to stock options or stock appreciation rights are counted on a share-for-share basis, and shares subject to stock awards other than stock options or stock appreciation rights are counted as one and one half (1.5) shares for every one (1) share granted. The number of shares that may be sold or issued under the 2008 Equity Incentive Plan shall also include up to an additional 5,303,155 shares of Common Stock subject to outstanding awards under the Expiring Plans as of March 28, 2008 that are cancelled, terminate, expire, lapse, settled in cash, or forfeited for any reason after such date. The number of shares issuable is also subject to adjustment in the event of a stock split and certain corporate transactions.

Administration

The 2008 Equity Incentive Plan is administered by the Compensation Committee (the “Committee”) comprised of at least two non-employee members of the Board. Presently, Dixon R. Doll, Frederick D. D’Alessio and David R. Laube constitute the Committee. Subject to the provisions of the 2008 Equity Incentive Plan, the Committee has exclusive authority, with the ability to delegate such authority, to determine the eligible individuals who are to receive discretionary options, the number of shares to be covered by each granted option, the dates on which the option is to become exercisable, and the term for which the option is to remain outstanding. The Committee has the authority to establish rules and regulations for proper plan administration.

Eligibility

Options and other awards are granted to those individuals, including officers and members of the Board, who the Company believes contribute to the management, growth and financial success of the Company and its subsidiaries.

Under the 2008 Equity Incentive Plan, the Board may establish a program pursuant to which non-employee Directors are granted automatic and nondiscretionary grants of stock options at such times and on such terms and conditions as the Board shall determine.

Section 162(m) Limitations.

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's chief executive officer or any of the three other most highly compensated officers, not including the chief financial officer.  Certain performance-based compensation is specifically exempt from this deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and other equity awards pursuant to which the recipient's compensation is based solely on the appreciation of the value of the underlying shares from the date of grant until the date of the income recognition event may qualify as performance-based compensation if the company satisfies certain requirements in connection with the plan under which the awards are granted.  Specifically, the plan must be stockholder-approved and must contain a limit on the number of shares that may be granted to any one individual under the plan during a specified period. Accordingly, the maximum number of shares of Common Stock subject to awards that may be granted in any one-year period to a participant under the 2008 Equity Incentive Plan is 600,000, except that in connection with first commencing service with the Company a participant may be granted awards covering up to an additional 400,000 shares of Common Stock (the “162(m) Limits”).

Additional requirements apply to certain forms of compensation, such as stock awards and stock units, in order for them to qualify as performance-based compensation, including a requirement that payment of the value of such awards be contingent upon achievement of performance goals that are established in a manner specified under Section 162(m) of the Code. The Company has not to date granted awards of this sort that were designed to qualify as performance-based under Section 162(m) and we do not have immediate plans to do so. However, should we desire in the future to grant such awards, the 2008 Equity Incentive Plan permits the Company to issue awards incorporating performance objectives and provides that these performance objectives ("Qualifying Performance Criteria") may be based upon either achievement in terms of absolute targets or increase (or in appropriate cases, decrease) in:

Cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); earnings or earnings per share; stock price; return on equity or average stockholders’ equity; total stockholder return; return on capital; return on assets or net assets; return on investment; revenue or growth in revenue; income or net income; operating income or net operating income, in aggregate or per share; operating profit or net operating profit; operating margin; return on operating revenue; market share; contract awards or backlog; overhead or other expense reduction; growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; credit rating; strategic plan development and implementation; improvement in workforce diversity; growth of operating income or net income; efficiency ratio, ratio of nonperforming assets to total assets, and such other similar criteria as may be determined by the Committee.

To the extent that the Administrator determines that an award will be granted subject to Qualifying Performance Criteria, such criteria will be specified with respect to a particular award by our board's Compensation Committee in a manner designed to comply with Section 162(m). These criteria may be applied to the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the award agreement.

Assuming that our stockholders approve this Proposal 4, we will be required under Section 162(m) to seek stockholder approval of the 2008 Equity Incentive Plan’s Qualifying Performance Criteria again in 2013. The Plan also allows our board or Compensation Committee to grant Plan awards that do not comply with the Section 162(m) requirements at any time.

Discretionary Option Grants

Types of Options:  The Committee has the authority to determine whether each option is to be an incentive stock option under the federal tax laws, or a “non-statutory” stock option.

Option Exercise Price:  The exercise price of any option granted under the 2008 Equity Incentive Plan may not be less than the fair market value of the Common Stock on the date of grant. The exercise price of an incentive stock option granted to a participant who owns in excess of 10% of the outstanding voting stock of the Company will be 110% of the fair market value of the Common Stock on the date of the grant. However, the Company may grant options in substitution or conversion of options of an acquired entity, which may have exercise prices equal to less than the fair market value of our common stock on the date of grant. The fair market value of our common stock is the closing price for the shares as quoted on the New York Stock Exchange as of the applicable date. As of June 9, 2008, the closing price of our common stock was $____ per share. The Committee cannot cancel outstanding options and grant replacement options at a lower exercise price for the same or a different number of shares of Common Stock without shareholder approval (except in connection with a change of capitalization as described in “Adjustments upon Changes in Capitalization” below).

Payment:  The option exercise price may be paid to the Company in cash, in shares of Common Stock valued at fair market value on the exercise date, broker-assisted sales, and any other form of consideration permitted by applicable law (which may include a “net exercise” program) and the Administrator, or any combination thereof.

Vesting:  Options may be exercisable immediately or may become exercisable in cumulative increments over a period of months or years as determined by the Committee.

Term and Termination:  The maximum period during which any option may remain outstanding may not exceed seven years. Generally, if an optionee’s service to the Company terminates other than by reason of death or disability, vested options will remain exercisable for a period of three months following the optionee’s termination. If an optionee dies or becomes disabled while an employee or Director of, or a consultant or independent contractor to, the Company, or within three months following termination , the optionee’s vested options will be exercisable for one year following death or disability, or if earlier, the expiration of the term of the option. The Committee may, in its discretion, either extend the exercise period for any option, but not beyond the expiration date, or accelerate the vesting of the option.

Restrictions on Transfer:  Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee.

Automatic Option Grants to Non-Employee Directors

As provided for under the 2008 Equity Incentive Plan, the Board has established a program under the Plan providing for the same automatic option grants to non-employee Directors as under the Expiring Plans. The program provides as follows:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, will receive an initial option to purchase 30,000 shares of Common Stock, which becomes exercisable monthly over the period of the initial three-year term, with the final installment being fully vested on the last day of such initial term.

Ongoing Option Grants.  On the date of each annual stockholder meeting beginning in 2009, each non-employee Director will receive an option to purchase an additional 15,000 shares of Common Stock, which becomes exercisable monthly over the one-year period of service until the next annual stockholder meeting, with the final installment being fully vested on the date of such meeting.

Options granted under the automatic grant program are non-statutory. The exercise price of the options is the fair market value of the Common Stock on the date of grant as determined in accordance with the 2008 Equity Incentive Plan. The options have a term of seven years measured from the grant date.

Options granted to non-employee Directors who have served on the Board for at least three years, and who are at least age 65 at the time of retirement from the Board, become fully exercisable as of the date of retirement and remain exercisable until the expiration or sooner termination of the option term. Options granted to non-employee Directors whose termination of service is due to death, but who have served on the Board for at least three years, become fully exercisable as of such date and remain exercisable until the expiration or sooner termination of the option term. Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee.

In the event that an optionee ceases to serve on the Board (other than by reason of death or retirement after having attained the age of 65), he or she will have three months following the cessation of service to exercise options that are exercisable as of that date. If an optionee dies while serving on the Board, or within three months after ceasing to serve on the Board, options, to the extent exercisable as of that date, may be exercised by such optionee’s personal representative or estate for twelve months following death or until the expiration date, if sooner.

Stock Appreciation Rights

The Committee may grant stock appreciation rights either alone, in addition to, or in tandem with other awards granted under the 2008 Equity Incentive Plan. Stock appreciation rights become exercisable, in whole or in part, at such times as the Administrator shall specify in the stock award agreement. Upon the exercise of a stock appreciation right, in whole or in part, the participant is entitled to a payment in an amount equal to the excess of the fair market value on the date of exercise over the fair market value on the grant date of the shares covered by the exercised portion of the stock appreciation right.  The amount due to the participant upon exercise of a stock appreciation right may be paid in cash, shares or a combination thereof.

Grants of Stock

Officers, Directors and key employees are eligible to receive restricted stock awards. In the discretion of the Committee, shares of restricted stock may be vested immediately or may vest over a period of time, as specified in the restricted stock agreement. Whether or not the shares of restricted stock are vested when issued, the awardee will have all rights of a stockholder as of the date of issuance, which will entitle the awardee to voting rights and the right to receive dividends. Upon termination of employment, the unvested shares of restricted stock will be surrendered to the Company for cancellation and the awardee will thereafter cease to have any rights in those shares. In its discretion, the Committee may waive, in whole or in part, the Company’s cancellation of unvested restricted stock held by an employee at termination.

Adjustments upon Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other change to the capital structure of the Company (effected without receipt of consideration by the Company), the Administrator will make proportionate adjustments to (1) the number of shares of common stock covered by each outstanding award, (2) the number of shares of common stock which have been authorized for issuance under the 2008 Equity Incentive Plan but as to which no awards have yet been granted or which have been returned to the 2008 Equity Incentive Plan upon cancellation, forfeiture or expiration of an award or repurchase of shares (including any shares unissued, subject to outstanding awards or repurchased or forfeited under the Expiring Plans), (3) the price per share of common stock covered by each such outstanding award under the 2008 Equity Incentive Plan, and (4) the Section 162(m) Limits under the 2008 Equity Incentive Plan.

Corporate Transactions

Corporate Transactions:  In the event of certain “Corporate Transactions” (each as defined in the 2008 Equity Incentive Plan), if outstanding options or stock awards are not assumed by the successor corporation or parent thereof or replaced by an equivalent option or stock award for the stock of the successor corporation, then, subject to limitations imposed at the time of grant, the vesting of such awards will accelerate and become fully exercisable. In addition, the Committee has discretion, either in advance of or at the time of a “Change in Control” (as defined in the 2008 Equity Incentive Plan), to provide for the automatic acceleration of awards upon the occurrence of a Change in Control. Options held by an Officer will be automatically accelerated if the Officer is terminated in conjunction with, or within one year after, a Change in Control.[not under the plan- the plan only provides for discretion to do this]

Hostile Takeovers:  Executive Officers are granted limited stock appreciation rights in connection with a Hostile Take-Over (as defined in the Plan). Upon the occurrence of a Hostile Take-Over, each option in effect for at least six months will automatically be canceled and the optionee will be entitled to a cash payment as determined under the 2008 Equity Incentive Plan.

Plan Characterization.

The 2008 Equity Incentive Plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

Term of 2008 Equity Incentive Plan; Amendment or Termination of the 2008 Equity Incentive Plan

The Board may terminate the Plan at any time, but the 2008 Equity Incentive Plan does not have a set termination date. Any options outstanding upon the termination of the 2008 Equity Incentive Plan will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants.

The Board may amend or modify the 2008 Equity Incentive Plan, or any part thereof, at any time and for any reason. However, the Company will solicit stockholder approval for any amendment to the 2008 Equity Incentive Plan to the extent necessary and desirable to comply with applicable laws. Further, unless approved by the stockholders of the Company, no amendment shall be made that would reduce the minimum exercise price at which Options may be granted or that would cancel outstanding options or stock appreciation rights in exchange for an award with an exercise price less than the exercise price of the original award. Generally, no amendment by the Board or stockholders may alter or impair any award previously granted under the 2008 Equity Incentive Plan without the consent of the awardee.

Federal Income Tax Consequences

The following description is only a brief summary of certain United States federal income tax consequences relating to the 2008 Equity Incentive Plan and is not intended to be exhaustive. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws. Reference is made to the Code, and the regulations promulgated thereunder, for a complete statement of all relevant federal tax provisions.

Incentive and Non-statutory Options.  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

Stock Appreciation Rights.  An optionee who is granted a stock appreciation right will have taxable ordinary income subject to income and employment tax withholding, if an optionee is a U.S. employee, in the year of exercise, equal to the amount of the appreciation distribution. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction for federal income tax purposes equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

Restricted Stock Awards.  Upon receipt of a restricted stock award, a recipient generally recognizes ordinary taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock. However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company in order to avoid a Company right of repurchase) and the recipient does not make an election under section 83(b) of the Code, the recipient will recognize ordinary taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the excess of the fair market value on the date of lapse over the purchase price. The taxable income will be subject to income and employment tax withholding, and the Company will be entitled to a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Code within 30 days of the grant, the recipient will recognize taxable income equal to the excess of the fair market value of the shares on the date of grant over the purchase price. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction for federal income tax purposes equal to the income recognized by the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).

Parachute Payments.  If the exercisability of an option or stock appreciation right is accelerated as a result of a Corporate Transaction or Change in Control, all or a portion of the value of the option or stock appreciation right at that time may be a “parachute payment” for purposes of the “excess parachute payment” provisions of the Code. Those provisions generally provide that if parachute payments to Officers, highly compensated employees, or employee stockholders exceed three times such an employee’s average compensation for the five tax years preceding the Corporate Transaction or Change in Control, the employer corporation may not deduct for federal income tax purposes any amount with respect to the parachute payment in excess of one times the average compensation, and the recipient is subject to a 20% excise tax on such excess over one times average compensation.

Accounting Treatment

The Company will recognize compensation expense in connection with awards granted under the 2008 Equity Incentive Plan as required under the applicable accounting standards, including under Statement of Financial Accounting Standards No. 123(R). The Company currently amortizes compensation expense associated with equity awards over an award’s requisite service period and established fair value of equity in accordance with applicable accounting standards.

Annex C

NETWORK EQUIPMENT TECHNOLOGIES, INC.

2008 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan.

The purpose of this Plan is to encourage ownership in Network Equipment Technologies, Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.

Definitions.

As used herein, the following definitions shall apply:

(a)

“Administrator”  means the Board, any Committees, or such delegates of the Board as shall be administering the Plan in accordance with Section  of the Plan.

(b)

“Affiliate”  means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c)

“Applicable Laws”  means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d)

“Automatic Director Option” means a Nonstatutory Stock Option that is automatically granted to an Outside Director at times and subject to the terms and conditions as provided for under Section .

(e)

“Award”  means a Stock Award or Option granted in accordance with the terms of the Plan.

(f)

“Awardee”  means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(g)

“Award Agreement”  means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award.  Each Award Agreement is subject to the terms and conditions of the Plan.

(h)

“Board”  means the Board of Directors of the Company.

(i)

“Change in Control”  means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Awardee’s Option Agreement, Stock Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i)

a “Corporate Transaction,” meaning either:

(1)

the sale, lease, conveyance or other disposition of all or substantially all of the Company’s assets to any “person” (as such term is used in Section 13(d) of the Exchange Act), entity or group of persons acting in concert; or

(2)

a merger, consolidation or other transaction of the Company with or into any other corporation, entity or person, other than a transaction in which the holders of at least 50% of the shares of capital stock of the Company outstanding immediately prior thereto continue to hold (either by voting securities remaining outstanding or by their being converted into voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such transaction; or

(ii)

any person or group of persons becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(iii)

a contest for the election or removal of members of the Board that results in the removal from the Board of at least 50% of the incumbent members of the Board.

(j)

“Code”  means the United States Internal Revenue Code of 1986, as amended.

(k)

“Committee”  means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section  of the Plan.

(l)

“Common Stock”  means the common stock of the Company.

(m)

“Company”  means Network Equipment Technologies, Inc., a Delaware corporation, or its successor.

(n)

“Consultant” means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

(o)

“Conversion Award”  has the meaning set forth in Section  of the Plan.

(p)

“Director”  means a member of the Board.

(q)

“Effective Date” means the date the Company’s stockholders approve the Plan.

(r)

“Employee”  means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director.  The Administrator shall determine whether or not the chairman of the Board qualifies as an “Employee.” Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(s)

“Exchange Act”  means the Securities Exchange Act of 1934, as amended.

(t)

“Fair Market Value”  means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator,  in its discretion subject to the following:

(i)

If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the New York Stock Exchange, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

(ii)

If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u)

“Grant Date”  means, for all purposes, the date on which the Administrator approves the grant of an Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Awardee's employment relationship with the Company.

(v)

“Incentive Stock Option”  means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x)

“Officer”  means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)

“Option”  means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”).  Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(z)

“Outside Director” means a Director who is not an Employee.

(aa)

“Participant”  means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(bb)

“Plan”  means this Network Equipment Technologies, Inc. 2008 Equity Incentive Plan.

(cc)

“Prior Plans”  means the Company’s 1993 Stock Option Plan, as amended and the Company’s 1997 Stock Option Program, as amended.

(dd)

“Qualifying Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(ee)

“Share”  means a share of the Common Stock, as adjusted in accordance with Section  of the Plan.

(ff)

“Stock Appreciation Right”  means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 11.

(gg)

“Stock Award”  means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(hh)

“Stock Unit”  means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares.  Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(ii)

“Subsidiary”  means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(jj)

“Termination of Employment”  shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator.  However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries.  The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

(kk)

“Total and Permanent Disability”  shall have the meaning set forth in Section 22(e)(3) of the Code.

3.

Stock Subject to the Plan.

(a)

Aggregate Number of Shares.   Subject to the provisions of Section  of the Plan, the number of Shares that may be sold or issued under the Plan is 1,200,000 shares of Common Stock, reduced share-for-share by the number of shares of Common Stock granted or subject to awards granted under either of the Prior Plans during the period commencing on March 29, 2008 and ending on August 8, 2008.  The number of Shares that may be sold or issued under the Plan shall also include up to an additional 5,303,155 shares of Common Stock subject to outstanding awards under the Prior Plans as of March 28, 2008 that become available for re-issuance as provided in subsection  below.

(b)

Counting of Award Shares.    Any Shares that are subject to Awards granted under the Plan other than Options or Stock Appreciation Rights shall be counted against the Plan limit as one and one half (1.5) Shares for every one (1) Share granted (the “Award Ratio”). Shares that are subject to Options or Stock Appreciation Rights granted under the Plan shall be counted against the Plan limit on a share-for-share basis. With regard to Stock Appreciation Rights, the number of Shares counted against the Plan limit shall be determined on the basis of the gross number of Shares exercised and not the net number of Shares delivered.

(c)

Shares Available for Re-Issuance.

(i)

Re-grant of Cancelled Shares.    Shares subject to or issued pursuant to Awards granted under the Plan, as well as Shares subject to or issued pursuant to outstanding awards under the Prior Plans as of March 28, 2008, that are settled in cash, cancelled, terminate, expire, lapse, or are forfeited for any reason (including Shares repurchased by the Company upon the Awardee’s failure to vest in or otherwise earn the Shares), shall be available for re-grant under the Plan. For each Share subject to any such award other than stock options or stock appreciation rights, the number of Shares that become available for re-grant shall be multiplied by the Award Ratio set forth in Section.

(ii)

No Re-grant of Shares Used for Payment.    If an Awardee pays the exercise or purchase price of an Award granted under the Plan or the Prior Plans through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld (whether issued under the Plan or the Prior Plans) shall not become available for re-issuance under the Plan.

(d)

Code Section 162(m) Share Limits.    Subject to the provisions of Section  of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any fiscal year to any one Awardee shall not exceed 600,000, except that in connection with his or her first commencing service with the Company or an Affiliate, an Awardee may be granted Awards covering up to an additional 400,000 Shares during the year in which such service commences.  Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3 shall be subject to adjustment under Section  of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m).

4.

Administration of the Plan.

(a)

Procedure.

(i)

Multiple Administrative Bodies.    The Plan shall be administered by the Board, a Committee and/or other delegates approved by the Board consistent with Applicable Law.

(ii)

Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)

Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iv)

Other Administration.     Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)

Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan.  Such delegation may be revoked at any time.

(vi)

Securities Exchange.    The Plan will be administered in a manner that complies with any applicable securities exchange (or market system) listing requirements.

(b)

Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)

to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)

to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

(iv)

to approve forms of Award Agreements for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)

to correct administrative errors;

(vii)

to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)

to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)

to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section  of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

(xi)

to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)

to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”).  Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction.  The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options.  Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)

to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xv)

to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

(xvi)

to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)

Effect of Administrator's Decision.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons.  The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.

Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6.

Term of Plan.

The Plan shall become effective on the Effective Date, and subject to earlier termination by the Administrator under Section 15 of the Plan, shall remain in effect thereafter.  However, in the absence of further approval by stockholders of the Company, no Incentive Stock Option shall be granted more than ten (10) years from the Effective Date of the Plan.

7.

Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement.  In the case of Options and Stock Appreciation Rights, the term shall be seven (7) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date.

8.

Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)

Option Agreement.    Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)

Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but in any case shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.  The foregoing provision shall not preclude the issuance of Conversion Awards granted in substitution and/or conversion of options of an acquired entity at a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c)

Vesting Period and Exercise Dates.    Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. In the discretion of the Administrator, an Option may be fully vested and immediately exercisable upon issuance  At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

(d)

Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option.  Acceptable forms of consideration may include:

(i)

cash;

(ii)

check or wire transfer (denominated in U.S. Dollars);

(iii)

subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)

consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

(v)

cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

(vi)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)

any combination of the foregoing methods of payment.

(e)

Effect of Termination on Options.    Upon an Awardee's Termination of Employment, each outstanding Option granted to such Awardee shall expire as provided below, but in no event later than the Option termination date. To the extent such Option is not exercised within the earlier of (i) the time specified below (if any) and (ii) the Option termination date, such Option shall automatically terminate.

(i)

Generally.    If the Termination of Employment is other than as a result of circumstances described in subsections (ii) or (iii) below, such Option shall expire three (3) months following the Termination of Employment, or such other period following Termination of Employment as may be specified in the Option Agreement.

(ii)

Disability of Awardee.    If the Termination of Employment is a result of the Awardee's disability, including Total and Permanent Disability, such Option shall expire twelve (12) months following the Termination of Employment.

(iii)

Death of Awardee.    Upon an Awardee's Termination of Employment as a result of the Awardee's death, such Option shall expire twelve (12) months following the Awardee's death.  Any such Option may be exercised by the beneficiary designated by the Awardee (as provided in Section 16 of the Plan), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person's authority to act as such. The Awardee’s service shall be deemed to have terminated on account of death if the Awardee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Awardee’s Termination of Employment.

(iv)

Other Terminations of Employment.    The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Awardee than that specified above.

(v)

Extension of Exercise Period.    The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Awardee’s Termination of Employment from the periods set forth in Sections 8(e)(i), (ii), (iii) and (iv) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the termination date of such Option as set forth in the Option Agreement.

(vi)

Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if a sale within the applicable time periods set forth above in this Section 8(e) or in the Option Agreement is prevented by Section 18 below, the Option shall remain exercisable until thirty (30) days after the date the Awardee is notified by the Company that the Option is exercisable, but in any event no later than the Option termination date. Further, if a sale within the applicable time periods set forth above in this Section 8(e) or in the Option Agreement would subject the Awardee to a suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Awardee would no longer be subject to suit, or (ii) the one hundred ninetieth (190th) day after Awardee’s Termination of Employment; but in no event later than the Option termination date.

(f)

Leave of Absence.    The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law.  In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

9.

Incentive Stock Option Limitations/Terms.

(a)

Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b)

$100,000 Limitation.    Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section , Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)

Transferability.    An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee.  If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.  The designation of a beneficiary by an Awardee will not constitute a transfer.

(d)

Exercise Price.    The per Share exercise price of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date or, in the case of an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

(e)

Leave of Absence.    For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Awardee shall be treated for tax purposes as a Nonstatutory Stock Option.

(f)

Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.

Exercise of Option.

(a)

Procedure for Exercise.

(i)

Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

(ii)

An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of applicable withholding taxes (if any).

(iii)

An Option may not be exercised for a fraction of a Share.

(b)

Rights as a Stockholder.  The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised.  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11.

Stock Awards.

(a)

Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)

Restrictions and Performance Criteria.    The grant, issuance, retention, settlement and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee.  Unless otherwise permitted in compliance with the requirements of Code Section 162(m) with respect to an Award intended to comply as “performance-based compensation” thereunder, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c)

Forfeiture.    Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d)

Rights as a Stockholder.    Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.  Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual stockholder.

(e)

Stock Appreciation Rights.

(i)

General.    Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan.  The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator.  The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement.  Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Stock Award Agreement.

(ii)

Exercise of Stock Appreciation Right.    Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Administrator may determine).  The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Administrator and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement.  A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant.  A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

(iii)

Nonassignability of Stock Appreciation Rights.    Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12.

Automatic Director Options.

The Board may establish a program under this Plan pursuant to which Outside Directors shall receive Automatic Director Options; provided that under such program no person shall have any discretion to select which Outside Directors shall be granted Automatic Director Options or to determine the number of Shares to be covered by Automatic Director Options granted to Outside Directors. Such a program for Automatic Director Options may be established by amendment of the Plan or otherwise, and if established by amendment of the Plan there shall be no requirement to obtain approval for such amendment from the Company’s stockholders.

13.

Other Provisions Applicable to Awards.

(a)

Non-Transferability of Awards.    An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.  Subject to Section , the Administrator may in its discretion make an Award transferable to an Awardee's family member or any other person or entity as it deems appropriate, but in no event shall any Award be transferrable to a third party for consideration or in exchange for a payment of cash or other property.  If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)

Qualifying Performance Criteria.    For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before stock compensation expense pursuant to SFAS 123(R); earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders' equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; and (xxvi) ratio of nonperforming assets to total assets.  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

(c)

Certification.    Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)

Discretionary Adjustments Pursuant to Section 162(m).    Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)

Tax Withholding Obligation.    As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(f)

Compliance with Section 409A.    Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”).  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant's death.

(g)

Deferral of Award Benefits.    The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards.  Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator's establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program.  Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

14.

Adjustments upon Changes in Capitalization, Dissolution or Change in Control.

(a)

Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award, the number of Shares issuable pursuant to Automatic Director Options and the share limits set forth in Section 3 and shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)

Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c)

Change in Control.

(i)

In the event there is a Change in Control that is a Corporate Transaction, then immediately before the effective date of the Corporate Transaction, each outstanding Award granted under the Plan either (A) shall be assumed by the successor (or surviving) corporation or its parent (the “Corporate Successor”) or replaced by an equivalent Award for shares of the capital stock of the Corporate Successor, or (B) if not so assumed or replaced, each such Option shall become fully vested and exercisable with respect to the total number of Shares then subject to the Option, and all vesting and other restrictions on each such Stock Award shall terminate. The determination of equivalence under clause (A) above shall be made by the Administrator and shall be final, binding, and conclusive. Upon the consummation of the Corporate Transaction, all outstanding Awards shall terminate, except to the extent assumed by the Corporate Successor.

(ii)

For purposes of this Section , an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any applicable adjustments in the number of Shares covered by the Award); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(iii)

In the event of any Change in Control, (A) the Board or Committee shall have full discretionary authority, exercisable either in advance of, or at the time of, the Change in Control, to provide for the automatic acceleration of the vesting of Awards upon the occurrence of the Change in Control (which acceleration may be conditioned upon the subsequent termination of the Awardee’s service to the Company or its Affiliate within a specified period after the Change in Control), and (B) all outstanding Awards held by Officers shall be automatically accelerated in the event of the termination of their employment in conjunction with, or within a year of, the Change in Control.

(iv)

Each Officer of the Corporation subject to the short-swing profit restrictions of the federal securities laws shall have the following limited stock appreciation rights in tandem with each option received under the Plan. Upon the occurrence of a Hostile Take-Over (defined below), each Option with a limited stock appreciation right in effect for at least six (6) months shall automatically be canceled and the optionee shall be entitled to a cash payment by the Company in the amount of the excess of (i) the Take-Over Price (defined below) of the shares of Common Stock subject to the canceled Option (whether or not the option is otherwise exercisable for such shares), over (ii) the aggregate exercise price payable for such shares.  The payment shall be made within five (5) days after consummation of the Hostile Take-Over.  Neither the approval of the Administrator nor the consent of the Board shall be required in connection with such Option cancellation and cash payment. A “Hostile Take-Over” shall be deemed to occur if (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer that the Board does not recommend that the Company’s stockholders accept, and (ii) more than 50% of the securities so acquired are accepted from holders other than officers and Directors of the Company subject to Section 16 of the Exchange Act. The “Take-Over Price” per share shall be the greater of (A) the Fair Market Value per share on the date of cancellation, or (B) the highest reported price per share paid in effecting such Hostile Take-Over.  However, if the canceled option is an Incentive Stock Option, the Take-Over Price shall not exceed the clause (A) price per share

15.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.    The Board may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.  In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

(i)

materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section  of the Plan;

(ii)

reduce the minimum exercise price at which Options may be granted under the Plan;

(iii)

result in amendment of the terms of outstanding Awards to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, in any case other than in connection with a change in the Company’s capitalization pursuant to Section  of the Plan; or

(iv)

change the class of persons eligible to receive Awards under the Plan.

(b)

Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B).  Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)

Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.  The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16.

Designation of Beneficiary.

(a)

An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan.  To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)

Such designation of beneficiary may be changed by the Awardee at any time by written notice.  In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.

No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ or service of the Company or its Affiliates.  Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.

Legal Compliance.

Subject to Section 22, shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.

Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.

Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.

Governing Law; Interpretation of Plan and Awards.

(a)

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of California.

(b)

In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)

The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion.  In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision.  The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious.  This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)

Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator.  The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees.  If there are no such members of the Board, the arbitrator shall be selected by the Board.  The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Delaware.  Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association.  Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive.  The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association.  The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22.

Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a)

The Non-Issuance of Shares.    The non-issuance or sale of Shares (including under Section  above) as to which the Company has been unable, or the Administrator deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)

Tax Consequences.    Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder.  The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant.  In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties.  In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c)

Forfeiture.    The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23.

Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.  Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

24.

Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

*    *    *

PROXY
NETWORK EQUIPMENT TECHNOLOGIES, INC.
6900 Paseo Padre Parkway, Fremont, CA 94555

This Proxy is Solicited on Behalf of the Board of Directors of
Network Equipment Technologies, Inc.

The undersigned stockholder hereby appoints DAVID N. WAGENSELLER and FRANK SLATTERY, and each of them, with power of substitution, as "Proxies" to represent the undersigned at the Annual Meeting of Stockholders of Network Equipment Technologies, Inc. (the "Company") to be held on Friday, August 8, 2008, or at any adjournment thereof, and to vote all shares of Common Stock of the Company that the stockholder would be entitled to vote if personally present.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is indicated, the Proxies are authorized to vote FOR each of the proposals. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting.

YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NETWORK EQUIPMENT TECHNOLOGIES, INC.

Vote on Director

1

To elect Frederick D. D’Alessio and C. Nicholas Keating, Jr. as Class III Directors to serve until the 2011 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

		For Withhold For All All All Except ( ) ( ) ( )	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. ____________________________________________
Vote On Proposals			For Against Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 27, 2009.			( ) ( ) ( )

3. To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock that the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares.

( ) ( ) ( )
4. To approve, the 2008 Equity Incentive Plan			( ) ( ) ( )
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
For address changes and/or comments, please check this box and write them on the back where indicated. ( )

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator trustee or guardian, please give full title, as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

6900 PASEO PADRE PARKWAY FREMONT, CA 94555

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Network Equipment Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Network Equipment Technologies, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.